Note 17 - Financial Instruments (Details 1) - USD ($)	Nov. 30, 2019	Nov. 30, 2018
Total accounts receivable	$ 177,202	$ 305,912
Less allowance for doubtful accounts	0	(66,849)
Total accounts receivable, net	177,202	239,063
Not past due	177,202	239,063
Past due		305,912
Financing Receivables 31 To 120 Days Past Due
Past due	0	0
Financing Receivables More Than 120 Days Past Due
Past due	$ 0	$ 66,849